SCHEDULE 14C

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

         Check the appropriate box:

         Check the appropriate box:

         |_|      Preliminary information statement

         |X|      Definitive information statement

         |_| Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                                 QORUS.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  N/A
                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transactions applies:

                  N/A
                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  N/A
                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  N/A
                  --------------------------------------------------------------

         (5)      Total fee paid:

                  N/A
                  --------------------------------------------------------------

         |_|      Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

                  --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         (3)      Filing Party:

                  --------------------------------------------------------------

         (4)      Date Filed:

                  --------------------------------------------------------------

                                 QORUS.COM, INC.
                         3035 EAST PATRICK LANE, SUITE 9
                             LAS VEGAS, NEVADA 89120


To the Holders of Preferred Stock and Common Stock of
Qorus.com, Inc.:

         Qorus.com, Inc., a Florida corporation ("Company"), on June 22, 2006, obtained written consent from shareholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following actions:

         1.       To change the Company's name to DigitalFX International, Inc.

         2. To authorize a reverse split of the Company's outstanding common stock on a basis of 1 for 50, with special treatment for certain of the Company's shareholders to preserve round lot shareholders.

         3.       To  approve  an  amendment  to  the   Company's   articles  of
                  incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.

         4.       To approve the adoption of a stock incentive plan.

         The details of the foregoing actions and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the above actions.

         Under Section 607.0704 of the Florida Business Corporation Act, action by shareholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the shareholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing actions. No other vote or shareholder action is required. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the shareholders of the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 By Order of the Board of Directors,

                                 /s/ Craig Ellins
                                 -----------------------------------------------
                                 Craig Ellins,
                                 Chairman, Chief Executive Officer and President

Las Vegas, Nevada
July 7, 2006

                                 QORUS.COM, INC.

                              INFORMATION STATEMENT


               CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
                    CONSENT OF SHAREHOLDERS OWNING A MAJORITY
             OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

         This Information Statement is being furnished to the shareholders of Qorus.com, Inc., a Florida corporation ("Company," "we," "us" or "our"), to advise them of the corporate actions described herein, which have been authorized by the written consent of shareholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Florida Business Corporation Act ("FBCA").

         Our board of directors has determined that the close of business on June 22, 2006 was the record date ("Record Date") for the shareholders entitled to notice about the actions authorizing: (i) the change in our name from "Qorus.com, Inc." to "DigitalFX International, Inc."; (ii) a reverse split of our currently outstanding common stock on a basis of 1 for 50, with special treatment for certain of our shareholders to preserve round lot shareholders and the rounding up for fractional interests as herein provided, (iii) an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000; and (iv) the adoption of a stock incentive plan. The foregoing actions are referred to herein individually as the "Action" or collectively as the "Actions."

         Under Section 607.0704 of the FBCA, any action required or permitted by the FBCA to be taken at an annual or special meeting of shareholders of a Florida corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Within ten days of the approval of such written consent, notice of the approval of the Actions must be given to those shareholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

         On June 22, 2006, four shareholders who own of record 842,247 shares of Series A Convertible Preferred Stock, representing approximately 83% of the outstanding shares of Series A Convertible Preferred Stock, executed and delivered to us a written consent authorizing and approving each of the Actions. In addition, five shareholders who own of record 912,891,817 shares of our common stock (on a pre-Reverse Split (as described below) and as-converted-to-common-stock basis) representing approximately 82.7% of the outstanding shares of our common stock, executed and delivered to us a written consent authorizing and approving each of the Actions.

         Accordingly, as all of the above Actions have been approved by a majority of our outstanding voting securities entitled to vote thereon, no vote or further action of our shareholders is required to approve the Actions. You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of our shareholders. However, under federal law, these Actions will not be effective until at least 20 days after this Information Statement has first been sent to shareholders. Shareholders do not have any dissenter or appraisal rights in connection with the Actions.

         On June 22, 2006, our board of directors approved each of the Actions and authorized our officers to deliver this Information Statement.

         Our executive offices are located at 3035 East Patrick Lane, Suite 9, Las Vegas, Nevada 89120, and our telephone number is (702) 938-9300.

         This Information Statement will first be mailed to shareholders on or about July 12, 2006 and is being furnished for informational purposes only.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         No officer, director or principal shareholder has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

CHANGE OF CONTROL

         On May 23, 2006, we entered into an exchange agreement ("Exchange Agreement") with VMdirect, L.L.C., a Nevada limited liability company ("VMdirect") and the members of VMdirect holding a majority of the membership interests. The closing (the "Closing") of the transactions contemplated by the Exchange Agreement (the "Exchange") occurred on June 15, 2006. At the Closing,
(i) all of the members of VMdirect (the "Members") immediately prior to the Closing executed the Exchange Agreement or a counterpart thereof, and (ii) we acquired all of the outstanding membership interests of VMdirect (the "Interests") from the Members, and the Members contributed all of their Interests to us. In exchange, we issued to the Members 1,014,589 shares of Series A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), which will be convertible into approximately 1,057,547,456 shares of our common stock ("Conversion Shares"). The number of shares of Preferred Stock issued to the Members and the number of Conversion Shares gives effect to the issuance of approximately 361,603 membership units by VMdirect for an aggregate purchase price of $625,000, a transaction that was completed immediately prior to the Closing.

         At the Closing, VMdirect became our wholly-owned subsidiary.

         We are presently authorized under our articles of incorporation to issue 50,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. Of the 5,000,000 shares of preferred stock authorized, 1,200,000 shares were designated as Series A Convertible Preferred Stock pursuant to Articles of Amendment ("Articles of Amendment") approved by our board of directors, and filed with and accepted by, the Secretary of State of the State of Florida prior to the Closing of the Exchange. As of the Closing, we had 46,174,800 shares of common stock issued and outstanding and 1,014,589 shares of Preferred Stock issued and outstanding.

         Under the terms of the Exchange Agreement, all of the outstanding Interests held by the Members were exchanged for 1,014,589 shares of Preferred Stock. Each share of Preferred Stock will be convertible into 1,042.340735 shares of our common stock (the "Conversion Rate"), subject to a round up for fractional shares. Accordingly, as a result of the Exchange, the Members own approximately 1,057,547,456 shares of our common stock on an as-converted basis, and our current shareholders own 46,174,800 shares of our common stock. The shares of Preferred Stock will immediately and automatically be converted into shares of our common stock (the "Mandatory Conversion") upon the approval by the holders of a majority of Series A Convertible Preferred Stock and the holders of a majority of our Series A Convertible Preferred Stock and common stock (voting together on an as-converted-to-common-stock basis), following the Closing, of a 1 for 50 reverse stock split of our outstanding common stock ("Reverse Split").

         The holders of shares of Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of preferred stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. As such, immediately following the Closing, the Members and our current shareholders hold approximately 95.8% and 4.2%, respectively, of the total combined voting power of all classes of our stock entitled to vote.

         Upon Mandatory Conversion of the shares of preferred stock, and subject to an adjustment of the Conversion Rate as a result of the Reverse Split, the Members will, in the aggregate, receive approximately 21,150,959 shares of our common stock, representing approximately 95.8% of the outstanding shares of our common stock immediately following the Mandatory Conversion. Our existing shareholders will, following the Mandatory Conversion and Reverse Split, own approximately 923,497 shares of our common stock, representing approximately 4.2% of the outstanding shares of our common stock. The shares of our common stock received in the Reverse Split will be subject to round up for fractional shares.

         The ownership interests of the Members and our current shareholders are subject to dilution for the outstanding VMdirect options and warrants assumed by us in connection with the Exchange. Accordingly, upon Mandatory Conversion of the Preferred Stock, the Members and the holders of VMdirect's options and warrants will collectively own approximately 96.25% of our common stock on a fully-diluted basis, and our current shareholders will own approximately 3.75% of our common stock on a fully-diluted basis.

         Effective as of the Closing, Kevin R. Keating resigned from his positions as our President, Treasurer, and Secretary, and we appointed the following persons as our executive officers and directors, and/or as officers of our new wholly-owned subsidiary, VMdirect:

         NAME            AGE                        POSITION
--------------------     ---      ----------------------------------------------
Craig Ellins              54      Chairman of the Board, Chief Executive Officer
                                     and President
Lorne Walker              56      Chief Financial Officer
Amy Black                 45      President of VMdirect, L.L.C.
Jerry Haleva              60      Director
Kevin R. Keating (1)      66      Director

     (1) Mr. Keating continued as a director of Qorus following the Closing as the KRM Fund Designate (defined below).

         Additionally, as a condition to the Closing, Keating Reverse Merger Fund, LLC ("KRM Fund"), our majority shareholder immediately prior to the Closing, and Craig Ellins, Amy Black, The Richard Kall Family Trust and Lizanne Kall, our majority shareholders immediately following the Closing, agreed to vote their shares of our voting securities: (i) to elect one member to our board of directors to be designated by KRM Fund (the "KRM Fund Designate") for a period of one year following the Closing and to vote for such other persons that may be designated by Craig Ellins to fill any vacant position on our board of directors (other than the KRM Fund Designate), and (ii) to approve the Actions.

         At the Closing, we entered into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities was compensated by us for advisory services rendered to us in connection with the Exchange. The transaction advisory fee was $500,000, which was paid at Closing.

         Also at the Closing, and in connection with the Exchange, our management agreement with Vero Management, LLC was terminated. Vero Management, LLC was previously engaged to provide managerial and administrative services. Kevin R. Keating is the manager of Vero Management, LLC. As of March 31, 2006, we owed Vero $31,439. We paid the amount owed at Closing.

         On April 4, 2006, in our Current Report on Form 8-K dated April 1, 2006, we reported the execution of a letter of intent to acquire VMdirect. On May 25, 2006, in our Current Report on Form 8-K dated May 25, 2006, we reported the execution of the Exchange Agreement and included a copy of the Exchange Agreement therein as Exhibit 2.1. On June 1, 2006, we filed an Information Statement on Schedule 14f-1 reporting the proposed acquisition of VMdirect and a pending change of control of the Company at the Closing. Additionally, on June 19, 2006, in our Current Report on Form 8-K dated June 19, 2006, we reported the closing of the Exchange and included copies of the Articles of Amendment (as
Exhibit  3.2) and  financial  advisory  agreement  with Keating  Securities  (as
Exhibit 10.1).


                                VOTING SECURITIES

         We had shares of our common stock and Series A Convertible Preferred Stock issued and outstanding at the time of the shareholder action. As of the date of the shareholder action, there were 46,174,800 shares of our common stock issued and outstanding and 1,014,589 shares of our Series A Convertible Preferred Stock issued and outstanding.

         Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval. The holders of our Series A Convertible Preferred Stock are entitled to vote together with the holders of our common stock, as a single class, upon all matters submitted to holders of our common stock for a vote. Each share of our Series A Convertible Preferred Stock currently carries 1,024.340735 votes (based on the number of shares of common stock issuable in the Mandatory Conversion based on the current Conversion Rate on a pre-Reverse Split basis) in any matter submitted to holders of common stock for vote. The consent of the holders of a majority of the total combined voting power of all classes of our securities entitled to vote was necessary to authorize each of the Actions described herein.

         In addition, the holders of Series A Convertible Preferred Stock are entitled to vote as a separate class upon all amendments to our articles of incorporation that would materially adversely affect the rights, preferences or privileges of the holders of the Series A Convertible Preferred Stock. In such vote as a separate class, each share of our Series A Convertible Preferred Stock is entitled to one vote on all matters submitted to the holders of our Series A Convertible Preferred Stock for their approval. The separate consent of the holders of a majority of the outstanding shares of our Series A Convertible Preferred Stock was necessary to authorize the amendment of our articles of incorporation to effectuate the Reverse Split and to increase the authorized shares of our common stock described herein.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding our common stock beneficially owned on June 15, 2006, immediately following the Closing, for (i) each shareholder known to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on an approximated pre- and post-Reverse Split basis. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

         For purposes of the following table, each holder of our Series A Convertible Preferred Stock is deemed to own the number of shares of our common stock into which the Series A Convertible Preferred Stock may be converted on a pre- and post- Reverse Split basis (currently 1,024.340735 shares of our common stock for each share of Series A Convertible Preferred Stock on a pre-Reverse Split basis), respectively. Unless otherwise indicated, each person in the table will have sole voting and investment power with respect to the shares shown. The following table assumes a total of 1,103,722,256 and 22,074,456 shares of Qorus' common stock outstanding as of June 15, 2006, on a pre- and post- Reverse Split basis, respectively, and on an as-converted-to-common-stock basis.

                                                      SHARES BENEFICIALLY OWNED
                                           -------------------------------------------
                                            AMOUNT OF       AMOUNT OF
                                            BENEFICIAL     BENEFICIAL
                                            OWNERSHIP       OWNERSHIP      PERCENT OF
                                           (PRE-REVERSE   (POST-REVERSE    BENEFICIAL
NAME OF BENEFICIAL OWNER (1)                SPLIT) (2)     SPLIT) (2)       OWNERSHIP
------------------------                   ------------   -------------    -----------
Craig Ellins                               422,331,450     8,446,630 (3)     38.3%

Lorne Walker                                10,784,160       215,684 (4)        1%

Amy Black                                  422,331,450     8,446,630 (5)     38.3%

Jerry Haleva                                         0             0            *

Kevin R. Keating                             2,000,000        40,000 (6)        *
936A Beachland Boulevard, Suite 13
Vero Beach, Florida 32963
All Executive Officers and Directors
   as a Group (5 persons)                  430,880,905     8,702,314 (7)     39.3%

5% SHAREHOLDERS
The Richard Kall Family Trust              412,138,400     8,242,768         37.3%
9000 Players Club Drive
Las Vegas, Nevada 89134
Richard Kall                               455,576,908     9,111,539 (8)     41.3%
9000 Players Club Drive
Las Vegas, Nevada 89134
David Weiner                                58,131,579       919,512 (9)      5.2%
3940 Laurel Canyon Blvd., Suite 327
Studio City, California 91604

* Less than 1%.

         (1) Unless otherwise stated, the address is c/o Qorus.com, Inc., 3035 E. Patrick Lane, Suite 9, Las Vegas, Nevada 89120.

         (2) The table assumes a total of 1,103,722,256 and 22,074,456 shares of our common stock outstanding as of June 15, 2006, on a pre- and post- Reverse Split basis, respectively, and on an as-converted-to-common-stock basis.

         (3) Includes 4,223,315 shares of our Common Stock held by Amy Black, VMdirect's President and the spouse of Mr. Ellins. As the spouse of Ms. Black, Mr. Ellins may be deemed to beneficially own the shares held by Ms. Black but disclaims beneficial ownership in such shares.

         (4) Includes 94,105 shares of our Common Stock that may be acquired within 60 days of June 15, 2006 upon the exercise of outstanding stock options.

         (5) Includes 4,223,315 shares of our Common Stock held by Craig Ellins, our Chief Executive Officer and the spouse of Ms. Black. As the spouse of Mr. Ellins, Ms. Black may be deemed to beneficially own the shares held by Mr. Ellins but disclaims beneficial ownership in such shares.

         (6) Kevin R. Keating is not affiliated with and has no equity interest in Keating Reverse Merger Fund, LLC and disclaims any beneficial interest in the shares of our common stock owned by Keating Reverse Merger Fund, LLC.

         (7) Includes 94,105 shares of our Common Stock that may be acquired within 60 days of June 15, 2006 upon the exercise of outstanding stock options.

         (8) Includes 8,242,768 shares held by The Richard Kall Family Trust. As the Trustee of The Richard Kall Family Trust, a revocable trust, Mr. Kall may be deemed to beneficially own the shares held by the trust. Also includes 868,771 shares held by Lizanne Kall, the spouse of Mr. Kall. As the spouse of Ms. Kall, Mr. Kall may be deemed to beneficially own the shares held by Ms. Kall but disclaims beneficial ownership in such shares.

         (9) Consists of 855,658 shares of our Common Stock held by Woodman Management Corporation and 243,121 shares of our Common Stock that may be acquired within 60 days of June 15, 2006 upon the exercise of outstanding warrants held by Woodman Management Corporation. David Weiner is the sole officer, director and shareholder of Woodman Management Corporation.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the Securities and Exchange Commission ("SEC") on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all
Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on a review of the copies of such forms furnished to us, or written representations that no reports were required, we believe that for the fiscal year ended December 31, 2005, beneficial owners complied with the Section 16(a) filing requirements applicable to them in that each officer, director and beneficial owner of 10% or more of our securities filed a Form 3 with the SEC and has had no change of ownership since such filing.

                             DIRECTORS AND OFFICERS

         The following table sets forth the names, positions and ages of our current executive officers and directors. All directors serve until the next annual meeting of shareholders or until their successors are elected and qualified. Officers are appointed by the board of directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the board of directors.

         NAME            AGE                        POSITION
--------------------     ---      ----------------------------------------------
Craig Ellins (1)          54      Chairman of the Board, Chief Executive Officer
                                     and President
Lorne Walker (1)          56      Chief Financial Officer
Amy Black (1)             45      President of VMdirect, L.L.C.
Jerry Haleva (1)          60      Director
Kevin R. Keating (2)      66      Director


         (1) These persons were appointed to their respective positions effective June 15, 2006.

         (2) Mr. Keating continued as one of our directors following the Closing.

         CRAIG ELLINS. Mr. Ellins has served as the Chief Executive Officer of VMdirect since November 2001. Mr. Ellins was a founder of helloNetwork, Inc. in 1996. He has been sought out for strategic planning by well known companies, including NetCom, AT&T, Time Warner, Inc., K-Tel International, Fingerhut Corporation, Guthy-Renker, Simitar Entertainment, and Stamina Products. Prior to these ventures, Mr. Ellins worked with founding members of Herbalife Corporation in the 1980's to establish product line-up and marketing strategies, including the first cable broadcast distributor meetings. He founded several companies, including the first 24-hour live television-shopping channel, Shop Television Network in the early 1990's. Mr. Ellins' was also the founder of CVR (Computerized Vehicle Registration) and Auto Check Centers which established one of the first wide area networks with connections to multiple Department of Motor Vehicle databases.

         LORNE WALKER. Ms. Walker has served as the Chief Financial Officer of VMdirect since September 2005. Prior to joining VMdirect, Ms. Walker served as the Chief Financial Officer of Haskel International Inc., Burbank, CA from December 2000 through March 2005. Prior to joining Haskel International Inc., Ms. Walker served as the Vice President of Finance-Manufacturing for Mentor, Inc., Santa Barbara, CA from January 2000 through October 2000.

         AMY BLACK. Ms. Black has served as the President of VMdirect since November 2001. Ms. Black was a founder of helloNetwork, Inc. in 1996 and served as its Vice President of Public Relations and Advertising. From 1992 to 1996, Ms. Black was President of Academic Connections. Prior to these ventures, Ms. Black gained extensive government relations experience as a senior staff member at the California State Legislature and as a lobbyist for one of the top 20 lobbying firms in California.

         Craig Ellins and Amy Black are husband and wife.

         JERRY HALEVA. Mr. Haleva is President of Sergeant Major Associates, Inc., which he founded in 1990 and is one of the top 25 governmental consulting firms in California. Mr. Haleva also serves on numerous charitable and issue-based boards and commissions, including the Executive Committees of both the Yosemite National Institute (YNI) and the American Israel Public Affairs Committee (AIPAC), as well as on the California International Relations Foundation. Mr. Haleva is a 20-year veteran as a professional staff person with the California Legislature, and has held appointments on the Capitol Area Committee, as Chief Counsel to the Governor's Blue Ribbon Fire Commission, the Long-range Planning Committee of the FCC, the Safety Belt Task Force and, most recently, as Chairman of the California Highway Patrol Citizens' Oversight Committee. Beginning as a Ford Foundation Fellow, he served both houses and both parties during his public service career. From 1972 through 1974, he served as the Legislature's chief consultant on the state prison system. In 1976, as Chief of Staff to the Senate Minority Leader, he helped create and supervised the Joint Committee on Fire, Police, Emergency and Disaster Services. Additionally, he oversaw the Select Committee on Business Development and the Joint
Legislative Budget Committee. Mr. Haleva holds a B.A. in Government and a general secondary teaching credential from California State University at Sacramento.

         KEVIN KEATING. Mr. Keating, the former President, Secretary and Treasurer of Qorus, is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is also the manager and sole member of Vero Management, LLC, which had a management agreement with Qorus.

         Messrs. Haleva and Keating were appointed as Mr. Ellins' and Keating Reverse Merger Fund's respective designees under the terms of the Voting Agreement among Keating Reverse Merger Fund, Craig Ellins, Amy Black, The Kall Family Trust and Lizanne Kall.

         None of the newly appointed officers or directors, nor any of their affiliates, beneficially owned any of our equity securities or rights to acquire any of our securities prior to the Closing, and no such persons have been involved in any transaction with us or any of our directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the SEC, other than with respect to the transactions that have been described herein. None of the newly appointed officers and directors have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor have they been a party to any judicial or administrative proceeding during the past five years, except for matters that were dismissed without sanction or settlement, that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

               BOARD MEETINGS AND COMMITTEES OF BOARD OF DIRECTORS

         Our board of directors held no meetings during fiscal 2005. All actions by our board of directors were taken by unanimous written consent. Directors may be paid their expenses, if any, of attendance at a meeting of our board of directors, and may be paid a fixed sum for attendance at each meeting of our board of directors or a stated salary as a director. No such payment shall preclude any director from serving us in any other capacity and receiving compensation therefor except as otherwise provided under applicable law. No compensation has been paid to our directors. While we do not require members of our board of directors to attend our annual meeting of shareholders, each director is encouraged to do so. Our shareholders acted by written consent for our most recent shareholder action taken in 2001.

         We do not have an audit committee or audit committee charter. Our board of directors functions as an audit committee and performs some of the same functions as an audit committee including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors. We have, however, determined that Jerry Haleva is "independent" as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market. Our board of directors has determined that its members do not include a person who is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. Our board of directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in each member's financial sophistication. Accordingly, the board of directors believes that each of its members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have.

         We do not have a standing compensation committee or a committee performing similar functions. The duties and functions performed by such committee are performed by the full board of directors.

         We do not have a nominating committee or nominating committee charter for persons to be proposed as directors for election to our board of directors nor a formal method of communicating nominees from shareholders. The duties and functions performed by such committee are performed by the full board of directors. We do not have any restrictions on shareholder nominations under our articles of incorporation or bylaws. The only restrictions are those applicable generally under the FBCA and the federal proxy rules. Currently, our entire board of directors decides on nominees, on the recommendation of one or more members of our board of directors. We are not a "listed company" under SEC rules and are therefore not required to have a nominating committee comprised of independent directors. We have, however, determined that Jerry Haleva is "independent" as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market. Our board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Shareholders may communicate nominee suggestions directly to any of the members of our board of directors, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, our board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

         Pursuant to a certain Voting Agreement, for the one-year period following the Closing, KRM Fund and each of Craig Ellins, Amy Black, The Richard Kall Family Trust and Richard Kall agreed to vote their shares of our common stock to elect the KRM Designate to our board of directors and to vote for such other persons that may be designated by Craig Ellins to fill any vacant position on our board of directors (other than the KRM Designate).

                        DIRECTOR AND OFFICER COMPENSATION

EXECUTIVE COMPENSATION OF THE COMPANY

         The following executive compensation chart highlights the compensation for our executive officers. No other executive officers received salary and bonus in excess of $100,000 for the prior three fiscal years ended December 31, 2003, 2004 and 2005.

                                                                               Long Term Compensation
                                                                        --------------------------------------
                                         Annual Compensation                     Awards             Payouts
------------------------------ ---------------------------------------- -------------------------- ----------- ---------------
                                                                                      Securities
        Name                                               Other        Restricted    Underlying
         and                                               Annual          Stock       Options/       LTIP        All Other
      Principal                             Bonus       Compensation     Award(s)      SARs (#)     Payouts     Compensation
      Position          Year   Salary ($)     ($)           ($)             ($)          (2)          ($)            ($)
---------------------- ------- ------------ --------- ----------------- ------------ ------------- ----------- ---------------
Kevin R. Keating        2005       $0          $0            $0             N/A          N/A          N/A            N/A
(Pres., Secr., and      2004       $0          $0            $0             N/A          N/A          N/A          $50,000
Treas.) (1)
---------------------- ------- ------------ --------- ----------------- ------------ ------------- ----------- ---------------
Patrick J. Haynes       2005       $0          $0            $0             N/A          N/A          N/A            N/A
(CEO) (2)               2004       $0          $0            $0             N/A          N/A          N/A            N/A
                        2003       $0          $0            $0             N/A          N/A          N/A            N/A
---------------------- ------- ------------ --------- ----------------- ------------ ------------- ----------- ---------------
Thomas C. Ratchford     2005       $0          $0            $0             N/A          N/A          N/A            N/A
(CFO) (3)               2004       $0          $0            $0             N/A          N/A          N/A            N/A
                        2003       $0          $0            $0             N/A          N/A          N/A            N/A
---------------------- ------- ------------ --------- ----------------- ------------ ------------- ----------- ---------------


         (1) Mr. Keating became President, Secretary, Treasurer, and a director effective June 22, 2004. On July 27, 2004, we issued Mr. Keating 2,000,000 shares of our common stock in consideration for services rendered by him, valued at $50,000.

         (2) Mr. Haynes became Chief Executive Officer effective March 15, 2001 and resigned effective June 22, 2004.

         (3) Mr. Ratchford became Chief Financial Officer effective October 2000 and resigned effective June 22, 2004.

         There was no other compensation paid to Kevin R. Keating during 2005 in his capacity as one of our officers or directors. There were no option grants to Kevin R. Keating during the fiscal year ended December 31, 2005, and no options were exercised by Kevin R. Keating during the fiscal year ended December 31, 2005.

         We did not pay any compensation to any director in 2003, 2004 or 2005. We did not have an employment agreement with Kevin R. Keating.

         We terminated our 1999 Stock Option Plan effective June 15, 2006. In connection with this termination, we will file a post-effective amendment to withdraw from registration any remaining shares under the S-8 registration statement filed in connection with our 1999 Stock Option Plan.

EXECUTIVE COMPENSATION OF VMDIRECT

         The following executive compensation chart highlights the compensation for VMdirect's executive officers. No other executive officers received salary and bonus in excess of $100,000 for the prior three fiscal years ended December 31, 2003, 2004 and 2005.

                                                                                Long Term Compensation
                                                                         --------------------------------------
                                          Annual Compensation                     Awards             Payouts
------------------------------- ---------------------------------------- -------------------------- ----------- ---------------
                                                                                       Securities
        Name                                                Other        Restricted    Underlying
         and                                                Annual          Stock       Options/      LTIP        All Other
      Principal                              Bonus       Compensation      Award(s)      SARs (#)    Payouts     Compensation
      Position          Year    Salary ($)     ($)           ($)             ($)          ($)          ($)            ($)
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- ---------------
Craig Ellins, Manager   2005        $0          $0            $0             N/A          N/A          N/A            N/A
and Chief Executive     2004        $0          $0            $0             N/A          N/A          N/A            N/A
Officer                 2003        $0          $0            $0             N/A          N/A          N/A            N/A
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- ---------------
Amy Black, Manager      2005      $92,862     $3,461          $0             N/A          N/A          N/A            N/A
and President           2004      $88,340       $0            $0             N/A          N/A          N/A            N/A
                        2003      $88,340       $0            $0             N/A          N/A          N/A            N/A
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- ---------------
Lorne Walker, Chief     2005      $26,632       $0            $0             N/A          N/A          N/A            N/A
Financial Officer       2004        $0          $0            $0             N/A          N/A          N/A            N/A
                        2003        $0          $0            $0             N/A          N/A          N/A            N/A
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- ---------------

MANAGER AND OFFICER COMPENSATION

         VMdirect's managers and officers are not parties to employment agreements. Pursuant to VMdirect's Operating Agreement, each Manager shall be entitled to receive reasonable compensation for services rendered by him or her in the management of VMdirect's business; and each officer shall be compensated in such manner as the Managers reasonably determine. The Company shall provide the Managers with (or, at the Managers' election, reimburse the Managers for) reasonable office space, personnel, equipment, supplies and other administrative and management support that may be necessary or appropriate in connection with the operation of VMdirect's business.

OPTION GRANTS

         VMdirect's managers authorized the grant of stock options to various employees of VMdirect pursuant to their authority under the Operating Agreement of VMdirect. Those options were assumed by us in connection with the Exchange.

         The following table presents information regarding option grants during 2005 to our current Named Executive Officers. The information in this table represents all options issued to our current Named Executive Officers in connection with their services as officers of VMdirect during 2005. The number of securities underlying the options granted and exercise price represents the number of shares of our common stock (on a post-Reverse Split and as-converted-to-common-stock basis) for which the VMdirect membership units underlying the originally issued options currently represent, and the new exercise price thereof, as a result of the consummation of the Exchange.

                              Number of    Percent of
                             Securities   Total Options
                             Underlying    Granted to     Exercise
                               Options    Employees In    or Base    Expiration
                               Granted    Fiscal Year(2)   Price        Date
                             -----------   -----------    --------   ----------
Craig Ellins............         0             -            -           -
Lorne Walker (1)........      376,419         46%         $0.26      12/31/2015
Amy Black...............         0             -            -           -

----------
(1) Options vest as follows: 25% upon option issuance, and 25% at the end of the first anniversary of the date of grant, and the remainder monthly on a ratable basis for 24 months.

(2) Options covering an aggregate of 818,349 shares were granted to employees during fiscal 2005.


AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

         The following table sets forth, for each of our current Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2005, and the number of shares of common stock underlying stock options held at fiscal year-end. Because these options represented options to purchase membership units of VMdirect, we have assumed the price of our common stock at our fiscal year end to be equal to the last price at which VMdirect issued options in fiscal 2005 to acquire membership interests of VMdirect ($1.10) for the purpose of calculating the value of unexercised in-the-money options held by our current Named Executive Officer at fiscal year end. The number of securities underlying the options and exercise price represents the number of shares of our common stock (on a post-Reverse Split and as-converted-to-common-stock basis) for which the VMdirect membership units underlying the originally issued options currently represent, and the new exercise price thereof, as a result of the consummation of the Exchange.

                                                       Number of Shares
                                                    Underlying Unexercised          Value of Unexercised
                             Shares                   Options at Fiscal           In-The-Money Options at
                            Acquired     Value            Year End                     Fiscal Year End
Name                      On Exercise   Realized   Exercisable/Unexercisable     Exercisable/Unexercisable
------------------------- ------------- ---------- -------------------------- -------------------------------
Craig Ellins                   0            -                 -                              -

Lorne Walker                   0            -           94,105/282,314                     $0/$0

Amy Black                      0            -                 -                              -


EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information concerning VMdirect's equity compensation plans as of December 31, 2005 (on a post-Reverse Split and as-converted-to-common-stock basis).

                                    NUMBER OF SECURITIES                              NUMBER OF SECURITIES REMAINING
                                      TO BE ISSUED UPON        WEIGHTED-AVERAGE        AVAILABLE FOR FUTURE ISSUANCE
                                         EXERCISE OF          EXERCISE PRICE OF          UNDER EQUITY COMPENSATION
                                    OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,       PLANS (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS     WARRANTS AND RIGHTS         REFLECTED IN COLUMN (A))
PLAN CATEGORY                                (a)                     (b)                            (c)
--------------------------------    --------------------    -----------------------   --------------------------------
Equity compensation plans                   --                        --                            --
approved by security holders

Equity compensation plans not             962,499                   $1.17                         962,499
approved by security holders

TOTAL                                     962,499                   $1.17                         962,499


EMPLOYMENT CONTRACTS

         VMdirect is not party to any employment agreements with any of its executive officers. We do not have employment agreements with any or our newly appointed executive officers.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

QORUS

         On June 10, 2004, we entered into a contract with Vero Management, LLC ("Vero") for managerial and administrative services. Vero was not engaged to provide, and Vero did not render, legal, accounting, auditing, investment banking or capital formation services. Kevin R. Keating is the manager of Vero. The term of the contract was for one year. In consideration of the services provided, Vero was paid $1,000 for each month in which services were rendered. Furthermore, Vero has paid $25,439 of our expenses during the three months ended March 31, 2006. As of March 31, 2006, we owed Vero $31,439, which amount was paid by us at Closing.

         Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the majority shareholder of our common stock. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Keating Investments, LLC is also the managing member and 100% owner of Keating After Market Support, LLC. Kevin
R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund, Keating Securities, LLC or Keating After Market Support, LLC and disclaims any beneficial interest in the shares of our common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund, Keating Securities, LLC and Keating After Market Support, LLC disclaim any beneficial interest in the shares of our Common Stock currently owned by Kevin R. Keating.

         At Closing, pursuant to the terms of the Exchange Agreement, we entered into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating
Securities was compensated by us for advisory services rendered to us in connection with the Exchange. The transaction advisory fee of $500,000 was paid at the Closing of the Exchange.

         Immediately following the Closing, pursuant to the terms of the Exchange Agreement, we entered into an agreement with Keating After Market Support, LLC to provide investor relations and after market support services to us for a period of not less than six months following the Closing. Under this agreement, Keating After Market Support, LLC will be paid a monthly fee of $7,500 during the term.

         Other than the above transactions or otherwise set forth in this Information Statement or in any reports filed by us with the SEC, we have not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of more than five percent of our common stock, or family members of such persons. We are not a subsidiary of any company.

VMDIRECT

         Effective January 1, 2003, VMdirect entered into a Software Services Agreement with RazorStream, LLC, a Nevada limited liability company ("RazorStream"), that is majority owned by our majority shareholders (Craig Ellins, Amy Black, The Richard Kall Family Trust, and Lizanne Kall), pursuant to which RazorStream supervised VMdirect's development of various software applications and other software technologies. Under the agreement, RazorStream was entitled to own certain software technology arising from the development (the "Core Technology"), while VMdirect owned its pre-existing technology, certain software applications created during the development and other software applications or technology developed outside the scope of the agreement.

         In connection with the Software Services Agreement, the parties entered into a Technology License Agreement pursuant to which RazorStream granted VMdirect a non-exclusive, royalty-free, worldwide perpetual license to use and otherwise exploit the Core Technology, including in source code format.

         Effective May 1, 2005, each of the Software Services Agreement and Technology License Agreement were terminated by mutual agreement of the parties and superseded by the License, Hosting and Services Agreement (the "Hosting and Services Agreement"), pursuant to which VMdirect and RazorStream continue to be parties and whereby RazorStream provides hosting, maintenance and support services for VMdirect. The Hosting and Services Agreement terminates on December 31, 2006. Under the Hosting and Services Agreement, RazorStream (a) charges VMdirect $5 per new subscriber account exceeding 20,000 accounts (purchasable in 20,000 account increments); (b) is entitled to (1) ten percent (10%) of
VMdirect's total gross revenue from all active subscriber accounts billed at $25.00 or more per month total gross subscription, with a minimum amount of $3 per each such subscriber account per month, (2) terms to be mutually agreed upon by the parties for all subscriber accounts billed at less than $25.00 per month, and (3) terms to be mutually agreed upon by the parties for all advertising-based "free" subscriber accounts, provided, however that such terms will provide for a minimum amount of $0.25 per each such subscriber account per month; and (c) effective April 1, 2006, is entitled to a minimum guarantee of $50,000 per month that is non-refundable but that will be credited against the above fees.

         The Hosting and Services Agreement also provides VMdirect with a non-exclusive, royalty-free, worldwide, perpetual license to use and otherwise exploit the Core Technology, including in source code format. The license portion of the agreement is available whether or not RazorStream provides its services under the agreement.

         Other than the above transactions, since January 1, 2003, VMdirect has not entered into any material transactions with any manager, executive officer, and nominee for manager, beneficial owner of five percent or more of its membership interests, or family members of such persons. VMdirect is our wholly-owned subsidiary and is not a subsidiary of any other company.

                                  NAME CHANGE

         On June 22, 2006, holders representing approximately 83% of the outstanding shares of our Series A Convertible Preferred Stock and holders representing approximately 82.7% of the outstanding shares of our common stock (on a pre-Reverse Split and as-converted-to-common-stock basis) took action by written consent to change our name from Qorus.com, Inc. to DigitalFX
International, Inc. or such other name as our management may determine immediately prior to the filing of an amendment to our articles of incorporation.

         On June 22, 2006, our board of directors authorized a change in our name to DigitalFX International, Inc. or such other name as our management may determine immediately prior to the filing of an amendment to our articles of incorporation, and thereafter an amendment to Article I of our articles of incorporation. A form of Articles of Amendment to the Articles of Incorporation is attached to this Information Statement as Exhibit A.

         Our board of directors has authorized the change in our name to DigitalFX International, Inc. or such other name as our management may determine immediately prior to the filing of an amendment to our articles of incorporation to more correctly reflect our business operations after our acquisition of VMdirect, L.L.C., our wholly-owned subsidiary, and our core operating business of, directly and through our multi-tiered affiliate program, offering a suite of proprietary social networking and digital communication tools, including video email, video instant messaging, live webcasting, and digital vault storage.

         By approving the change in our name to DigitalFX International, Inc. or such other name as our management may determine immediately prior to the filing of an amendment to our articles of incorporation, our shareholders and board of directors provided our management with flexibility in selecting our new corporate name. It is possible that our management may determine in their judgment to change our name to a name other than DigitalFX International, Inc.

         The approval of an amendment to the articles of incorporation to change our name required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On June 22, 2006, the action to change the name of the Company was approved by written consent of holders representing approximately 83% of the outstanding shares of our Series A Convertible Preferred Stock and holders representing approximately 82.7% of the outstanding shares of our common stock (on a pre-Reverse Split and as-converted-to-common-stock basis). As such, no vote or further action of the shareholders of the Company is required to approve the name change. You are hereby being provided with notice of the approval of the name change by less than unanimous written consent of the shareholders of the Company.

         We intend to file the Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Florida promptly after the twentieth day after the date this Information Statement has first been sent to shareholders.

                          REVERSE SPLIT OF COMMON STOCK

         On June 22, 2006, holders representing approximately 83% of the outstanding shares of our Series A Convertible Preferred Stock and holders representing approximately 82.7% of the outstanding shares of our common stock (on a pre-Reverse Split and as-converted-to-common-stock basis) took action by written consent to authorize a reverse split to reduce the number of shares of outstanding common stock at the rate of 1 share for every 50 shares of common stock then outstanding.

         On June 22, 2006, the board of directors authorized the Reverse Split.

         The Reverse Split will change neither the number of authorized shares of our common stock nor the par value per share of our common stock. None of the rights of the common stock are being changed as a result of the Reverse Split and, therefore, the rights of the holders of our common stock will remain unchanged, including the right of one vote for each share of our common stock in any action requiring a vote of the holders of our common stock, the right to liquidation proceeds after any preference shares, and the right to receive dividends when and if declared by our board of directors.

         Each share of Series A Convertible Preferred Stock is currently convertible into 1,024.340735 shares of our common stock on a pre-Reverse Split basis and carries a number of votes equal to the number of shares of our common stock issuable upon conversion. The holders of Series A Convertible Preferred Stock are entitled to vote together with the holders of our common stock, as a single class, upon all matters submitted to holders of our common stock for a vote. In addition, the holders of Series A Convertible Preferred Stock are entitled to vote as a separate class on all amendments to our articles of incorporation that would materially adversely affect the rights, preferences or privileges of the holders of the Series A Convertible Preferred Stock. In connection with the Reverse Split, the Conversion Rate will be adjusted to take into account the reduction in the number of shares of our common stock currently outstanding.

         Each share of Series A Convertible Preferred Stock will immediately and automatically be converted into shares of our common stock upon the approval and effectiveness of the Reverse Split and the increase in our authorized common stock. Accordingly, following the Reverse Split and the Mandatory Conversion, the holders of the currently outstanding 1,014,579 shares of Series A Convertible Preferred Stock will, in the aggregate, receive approximately 21,150,959 shares of our common stock, representing 95.8% of the outstanding shares of our common stock immediately following the Reverse Split and the
Mandatory Conversion. The existing shareholders of our common stock will, following the Mandatory Conversion and Reverse Split, own approximately 923,497 shares of our common stock, representing 4.2% of the outstanding shares of our common stock.

         The Company is presently authorized under its articles of incorporation to issue 50,000,000 shares of common stock. The Company is not proposing to reduce the amount of authorized shares of common stock. Following the Reverse Split and the Mandatory Conversion, there will be 22,074,456 shares of common stock outstanding. With the presently authorized number of 50,000,000 shares of common stock remaining unchanged as a result of the Reverse Split (as described below), the Company will have unissued shares that will be available for future issuance.

         Shareholders do not have any dissenter or appraisal rights in connection with the Reverse Split. There will be no change in the number of shareholders as a result of the Reverse Split. There is no intention to take the Company private because of the Reverse Split or otherwise.

SPECIAL TREATMENT OF SHAREHOLDERS HOLDING FEWER THAN 5000 (BUT AT LEAST 100) COMMON SHARES AND FRACTIONAL SHARE TREATMENT

         Our shareholders and board of directors approved special treatment of shareholders holding fewer than 5,000 shares of our common stock to prevent those shareholders from holding less than 100 shares after the Reverse Split. The special treatment is being afforded to preserve round lot shareholders (i.e., holders owning at least 100 shares).

         Accordingly, shareholders holding 5,000 or fewer shares but at least 100 shares on the effective date of the Reverse Split ("Eligible Holders") will receive 100 shares of common stock after the Reverse Split.

         The Reverse Split will not affect the common stock held by shareholders holding less than 100 shares as of the effective date of the Reverse Split. The result of this special treatment as of June 22, 2006 is that an estimated 3,400 additional shares of common stock will be outstanding than if the Reverse Split identically affected all shareholders. This represents approximately .015% of the total number of shares of our common stock outstanding after the Reverse Split.

         No fractional shares will be issued for any fractional share interest created by the Reverse Split and held by a shareholder with more than 100 shares after the revenue split; those shareholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

REASONS FOR REVERSE SPLIT AND SPECIAL TREATMENT

         We believe the recent per share price of our common stock may have an adverse effect on the marketability of our existing shares and the amount and percentage of transaction costs paid by individual shareholders. Based on our current capital structure, our ability to raise capital by issuing new shares may also be affected because we are very near our maximum authorization (before the increase in authorized shares described below). The Reverse Split is also necessary to allow for the conversion of the Series A Convertible Preferred Stock into shares of our common stock.

         We believe that the Reverse Split may also be advantageous to us and our shareholders because it may provide the opportunity for higher share prices based upon fewer shares outstanding. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

         As a general rule, potential investors who might consider making investments in us may be unwilling to do so when we have a large number of shares issued and outstanding with little or no shareholders' equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as a general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

         While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, the Company believes that it is in the interests of the Company to adjust its capital structure in the direction of conformity with the NASDAQ structural requirements, including the minimum price per share and the number of round lot shareholders. At the current date, even with the proposed changes, the Company would not likely meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes will meet the requirements for or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

         There is no assurance that any effect on the price of our stock will result, or that the market price for our common stock, immediately or shortly after the Reverse Split becomes effective, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem most appropriate to meet the market attractively, however, we cannot control the market's reaction. Further, there can be no assurances that a higher market price, if it occurs as a result of the Reverse Split, will encourage more broker-dealers or investors to become involved in our common stock.

         It should also be noted that the liquidity of our common stock might be adversely affected by the Reverse Split given the reduced number of shares of our common stock that would be outstanding after the Reverse Split. Our board of directors anticipates, however, that the expected higher market price as a result of the Reverse Split will reduce, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

EFFECT OF REVERSE SPLIT

         The following table sets forth the effect of the Reverse Split and the special treatment being afforded to Eligible Holders to preserve round lot shareholders.

                 TABLE SHOWING EFFECT OF 1 FOR 50 REVERSE SPLIT

------------------------------------   ------------------------------------
NUMBER OF SHARES HELD BY SHAREHOLDER   NUMBER OF SHARES HELD BY SHAREHOLDER
     PRIOR TO REVERSE SPLIT                    AFTER REVERSE SPLIT
------------------------------------   ------------------------------------
       Less than 100 shares                 Same Number as Held Prior
                                                to Reverse Split
------------------------------------   ------------------------------------
    100 shares to 5,000 Shares                     100 shares
------------------------------------   ------------------------------------
           5,001 shares                            101 shares
------------------------------------   ------------------------------------
          10,000 shares                            200 shares
------------------------------------   ------------------------------------
          15,000 shares                            300 shares
------------------------------------   ------------------------------------
           25,000 shares                            500 shares
------------------------------------   ------------------------------------
          50,000 shares                           1,000 shares
------------------------------------   ------------------------------------

         Under the Reverse Split, the number of authorized shares of our common stock will not be reduced. This (along with the increase in authorized shares described below) will increase significantly the ability of our board of directors to issue authorized and unissued shares of our common stock without further shareholder action. The issuance in the future of such additional authorized shares of our common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our common stock and Series A Convertible Preferred Stock. The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares of our common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws.

         Because the shares of common stock held by shareholders holding 99 or fewer shares of our common stock will not be affected by the Reverse Split, and because Eligible Holders will receive 100 shares of common stock after the Reverse Split, the Reverse Split will not increase the number of shareholders who own "odd lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 shares or more. We also incur added administrative costs for holders who only hold a few shares of our common stock including transfer agent fees, shareholder mailing costs, etc. Further, we will not suffer any reduction in current round lot holders which will assist us in meeting certain NASDAQ and exchange listing requirements, when or if we qualify.

         In addition, because the shares of our common stock held by shareholders holding less than 100 shares of our common stock will not be affected by the Reverse Split, and because Eligible Holders will receive 100 shares of common stock after the Reverse Split, the Reverse Split will not affect all shareholders uniformly and will adversely affect the percentage ownership interest of shareholders holding more than 100 shares of our common stock, particularly those holding more than 5,000 shares of our common stock. Because of the special treatment afforded these shareholders, proportionate voting rights and other rights and preferences of the holders of our common stock who hold more than 100 shares of our common stock, particularly those who hold more than 5,000 shares, will also be adversely affected by the Reverse Split. However, as of June 22, 2006, this special treatment will only result in an estimated 3,400 additional shares of common stock being outstanding than if all shareholders were identically affected by the Reverse Split. This represents approximately .015% of the total outstanding shares of common stock after the Reverse Split.

NO EXCHANGE OF STOCK CERTIFICATES REQUIRED.

         Upon the Reverse Split becoming effective, shareholders (at their option and at their expense) may exchange their stock certificates representing pre-Reverse Split common shares for new certificates representing post-Reverse Split common shares. Shareholders are not required to exchange their stock certificates. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

ACCOUNTING CONSEQUENCES

         Upon the Reverse Split becoming effective, the par value per share of our common stock would remain unchanged at $0.001 per share. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the Reverse Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The net income or loss and net book value per share of common stock will be increased because there will be fewer shares of our common stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the Reverse Split. The foregoing accounting consequences relate solely to the effect of the Reverse Split, without giving effect to the Mandatory Conversion of the Series A Convertible Preferred Stock which will occur at the time the Reverse Split becomes effective.

REQUIRED CONSENT

         On June 22, 2006, the Reverse Split was approved by the written consent of holders representing approximately 83% of the outstanding shares of our Series A Convertible Preferred Stock and holders representing approximately 82.7% of the outstanding shares of our common stock (on a pre-Reverse Split and as-converted-to-common-stock basis). On June 22, 2006, our board of directors approved the Reverse Split. The approval of the Reverse Split required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. As such, no vote or further action of the shareholders of the Company is required to approve the Reverse Split. You are hereby being provided with notice of the approval of the Reverse Split by less than unanimous written consent of our shareholders.

         Promptly after the twentieth day after the date this Information Statement has first been sent to shareholders, we intend to take all other required actions to complete the Reverse Split consistent with the foregoing.

                       INCREASE IN AUTHORIZED COMMON STOCK

         We are currently authorized by our articles of incorporation to issue 50,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.01 par value per share. Of the Preferred Stock, 1,200,000 shares have been designated as Series A Convertible Preferred Stock. As of the date of this shareholder action, there were 46,174,800 shares of our common stock issued and outstanding and 1,014,589 shares of Series A Convertible Preferred Stock issued and outstanding. Upon approval of the Reverse Split, the outstanding shares of Series A Convertible Preferred Stock will convert into approximately 21,150,959 shares of our common stock on a post-Reverse Split basis.

         In connection with our acquisition of VMdirect, we will likely be required to issue shares of our common stock, options, awards and warrants in connection with employee benefit and incentive plans and employment arrangements, for financing the future operations of the acquired business, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits. No specific issuances are currently anticipated, however, to the extent such issuances occur, they will result in dilution to our current shareholders.

         Accordingly, our board of directors believes it is in our best interests and the best interests of our shareholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock or other securities in connection with employee benefit and incentive plans and arrangements, the financing of the operations of VMdirect, the acquisition of other businesses, the establishment of joint ventures, and such other purposes as our board of directors determines.

         The authorized number of shares of our preferred stock would not be affected by the amendment.

         The increase in the authorized number of shares of our common stock will permit our board of directors to issue additional shares of our common stock without further approval of our shareholders, and our board of directors does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements. Our issuance of additional shares of our common stock may result in substantial dilution to our existing shareholders, and such issuances may not require shareholder approval.

         Although we from time to time review various transactions that could result in the issuance of shares of our common stock, we have not reviewed any transaction to date that would result in an issuance of shares of our common stock. However, upon the increase in authorized shares of our common stock being effective, we may begin to review transactions that may result in an issuance of shares of our common stock.

         The Florida Business Corporation Act expressly permits our board of directors, when evaluating any proposed tender or exchange offer, any merger, consolidation or sale of substantially all of our assets, or any similar extraordinary transaction, to consider all relevant factors including, without limitation, the social, legal, and economic effects on the employees, customers, suppliers, and other constituencies of the Company and its subsidiaries, and on the communities and geographical areas in which they operate. Our board of directors may also consider the amount of consideration being offered in relation to the then current market price for our outstanding shares of common stock and our then current value in a freely negotiated transaction. Our board of directors believes such provisions are in our long-term best interests and the long-term best interests of our shareholders.

         We are subject to the Florida control share acquisitions statute. This statute is designed to afford shareholders of public corporations in Florida protection against acquisitions in which a person, entity or group seeks to gain voting control. With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation's disinterested shareholders. Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director. The specific acquisition ranges that trigger the statute are: acquisitions of shares possessing one-fifth or more but less than one-third of all voting power; acquisitions of shares possessing one-third or more but less than a majority of all voting power; or acquisitions of shares possessing a majority or more of all voting power. Under certain circumstances, the statute permits the acquiring person to call a special shareholders meeting for the purpose of considering the grant of voting rights to the holder of the control shares. The statute also enables a corporation to provide for the redemption of control shares with no voting rights under certain circumstances.

         Other than the provisions noted above, we do not have in place provisions which may have an anti-takeover effect. The increase in the number of authorized shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares of our common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our articles of incorporation or bylaws. The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our board of directors.

         The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock and Series A Convertible Preferred Stock. It may also adversely affect the market price of our common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our common stock may increase.

         The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our shareholders.

         The holders of our common stock are entitled to receive dividends when, as, and if declared by our board of directors out of funds legally available therefor. We have not recently paid dividends on our common stock and do not intend to do so in the near future. In the event of our liquidation, dissolution or winding up, the holders of the shares of our common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over our common stock. Holders of shares of our common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to our common stock.

         On June 22, 2006, the action to authorize an increase in the number of authorized shares of our common stock from 50,000,000 to 100,000,000 was approved by written consent of holders representing approximately 83% of the outstanding shares of our Series A Convertible Preferred Stock and holders representing approximately 82.7% of the outstanding shares of our common stock (on a pre-Reverse Split and as-converted-to-common-stock basis).

         On June 22, 2006, the board of directors authorized the increase in the number of authorized shares of our common stock from 50,000,000 to 100,000,000. A form of Articles of Amendment to the Articles of Incorporation is attached to this Information Statement as Exhibit A.

         The approval of an amendment to the articles of incorporation to increase the number of authorized shares of our common stock required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On June 22, 2006, the action to approve the amendment of our articles of incorporation to increase the authorized number of shares of our common stock from 50,000,000 to 100,000,000 was approved by written consent of holders representing approximately 83% of the outstanding shares of our Series A Convertible Preferred Stock and holders representing approximately 82.7% of the outstanding shares of our common stock (on a pre-Reverse Split and as-converted-to-common-stock basis). As such, no vote or further action of the shareholders of the Company is required to approve the amendment of our articles of incorporation to increase the authorized shares of our common stock. You are hereby being provided with notice of the approval of the amendment of our articles of incorporation to increase the authorized shares of our common stock by less than unanimous written consent of our shareholders.

         We intend to file the Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Florida promptly after the twentieth day after the date this Information Statement has first been sent to shareholders.

                              STOCK INCENTIVE PLAN
GENERAL

         On June 22, 2006, the action to adopt our 2006 Stock Incentive Plan (the "2006 Stock Incentive Plan") was approved by written consent of the holders representing approximately 83% of the outstanding shares of Series A Convertible Preferred Stock and holders representing approximately 82.7% of the outstanding shares of our common stock (on a pre-Reverse Split and as-converted-to-common-stock basis).

         On June 22, 2006, our board of directors approved the 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan is attached to this Information Statement as Exhibit B.

         The approval of the 2006 Stock Incentive Plan required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On June 22, 2006, the action to approve the 2006 Stock Incentive Plan was approved by written consent of holders representing approximately 83% of the outstanding shares of Series A Convertible Preferred Stock and holders representing approximately 82.7% of the outstanding shares of our common stock (on a pre-Reverse Split and as-converted-to-common-stock basis). As such, no vote or further action of our shareholders is required to approve the adoption of the 2006 Stock Incentive Plan. You are hereby being provided with notice of the approval of the adoption of the 2006 Stock Incentive Plan by less than unanimous written consent of our shareholders.

         Our board of directors approved the 2006 Stock Incentive Plan to ensure that we have adequate ways in which to provide stock based compensation to our directors, officers, employees and consultants. Our board of directors believes that the ability to grant stock-based compensation, such as stock options, is important to our future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to our success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to our current employees and consultants.

         Because awards under the 2006 Stock Incentive Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to our chief executive officer, our named executive officers, our current executive officers as a group, our non-executive directors as a group, and our employees who are not executive officers, are not presently determinable.

         At June 22, 2006, the last reported sales price of our common stock on the OTC Bulletin Board was $0.11 per share.

SUMMARY OF THE 2006 STOCK INCENTIVE PLAN

         The principal terms and features of the 2006 Stock Incentive Plan are summarized below. The following is a summary description of the salient terms, conditions and features of the 2006 Stock Incentive Plan and is qualified by the text of the plan. As a summary, the description below is not a complete description of all of the terms and features of the 2006 Stock Incentive Plan and is qualified in its entirety by reference to the full text of the plan, which is attached as Exhibit B to this Information Statement.

GENERAL; TYPES OF AWARDS; NUMBER OF SHARES

         The 2006 Stock Incentive Plan provides for the grant of options to purchase shares of common stock, restricted stock, stock appreciation rights and stock units. Incentive stock options ("ISOs") may be granted only to employees. Nonstatutory stock options and other stock-based awards may be granted to employees, non-employee directors, advisors and consultants. Our board of directors will be able to amend or modify the 2006 Stock Incentive Plan at any time, although certain amendments or modifications may require shareholder approval.

         Subject to certain adjustments, 1,537,501 shares of our common stock have been authorized for issuance under the 2006 Stock Incentive Plan. The number of shares reserved for issuance under the plan will be increased on the first day of each of our fiscal years from 2007 through 2016 by the lesser of 1,000,000 shares, 5% of our outstanding common stock on the last day of the immediately preceding fiscal year, or a number of shares determined by our board of directors. Shares authorized under the plan will be available for issuance pursuant to options or awards granted under the plan.

ADMINISTRATION

         The 2006 Stock Incentive Plan will be administered by our board of directors or a committee of our board of directors, as provided in the plan. Our board of directors (or such committee) has the authority to select the eligible participants to whom awards will be granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. The administrator of the plan will be authorized to interpret the 2006 Stock Incentive Plan, to establish, amend, and rescind any rules and regulations relating to the plan, to determine the terms of agreements entered into with recipients under the plan, and to make all other determinations that may be necessary or advisable for the administration of the 2006 Stock Incentive Plan. Our board of directors may at its discretion delegate the responsibility for administering the plan to any committee or subcommittee of the board of directors.

ELIGIBILITY

         Options and other awards may be granted under the 2006 Stock Incentive Plan to our officers, directors, employees and consultants and any of our subsidiaries. At the date of this Information Statement, all of our officers, directors, employees and consultants would have been eligible to receive awards under the plan.

STOCK OPTION GRANTS

         The exercise price per share of our common stock purchasable under any stock option will be determined by our board of directors, but cannot in any event be less than 100% of the fair market value of our common stock on the date the option is granted. Our board of directors (or committee designated by our board of directors) will determine the term of each stock option (subject to a maximum term of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by our board of directors (or the committee, as provided in the plan). The grants and the terms of ISOs will be restricted to the extent required for qualification as ISOs by the U.S. Internal Revenue Code of 1986, as amended. Subject to approval of our board of directors, options may be exercised by payment of the exercise price in cash, shares of common stock, which have been held for at least six months, or pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by our board of directors. We may require the grantee to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant or exercise of any option. The withholding tax may be paid in cash or, subject to applicable law, our board of directors (or committee designated by our board of directors) may permit the grantee to satisfy these obligations by the withholding or delivery of shares of our common stock. We may withhold from any shares of our common stock that may be issued pursuant to an option or from any cash amounts otherwise due from us to the recipient of the option an amount equal to such taxes.

STOCK UNITS

         Stock units are generally treated similar to stock options with respect to exercise/purchase price, exercisability and vesting.

RESTRICTED STOCK GRANTS

         Restricted shares may be sold or awarded for consideration determined by our board of directors (or committee designated by our board of directors), including cash, full-recourse promissory notes, as well as part and future services. Any award of restricted shares will be subject to a vesting schedule determined by our board of directors (or the committee, as provide in the plan). Any restricted shares that are not vested will be subject to rights of repurchase, rights of first refusal or other restrictions as determined by our board of directors (or the committee, as provided in the plan). In general, holders of restricted shares will have the same voting, dividend and other rights as our other shareholders. However, holders of restricted shares may be required to invest any cash dividends received in additional restricted shares, which will be subject to the same conditions and restrictions as the restricted shares with respect to which the dividends were paid.

ADJUSTMENTS

         In the event of any change affecting shares of our common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, our board of directors (or committee designated by our board of directors) will make such substitution or adjustment in the aggregate number of shares that may be distributed under the 2006 Stock Incentive Plan and in the number and option price (or exercise or purchase price, if applicable) as it deems to be appropriate in order to maintain the purpose of the original grant.

TRANSFERABILITY

         No award will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee's lifetime, an award may be exercised only by the grantee.

TERMINATION OF SERVICE

         If a grantee's provision of services to us terminates on account of death, disability or retirement, then the grantee's unexercised awards, if exercisable immediately before the grantee's death or disability, may be exercised in whole or in part, not later than one year after this event. If a grantee's provision of services to us terminates for cause, then the grantee's unexercised awards terminate effective immediately upon such termination. If a grantee's provision of services to us terminates for any other reason, then the grantee's unexercised awards, to the extent exercisable immediately before such termination, will remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment.

CHANGE OF CONTROL AND CERTAIN CORPORATION TRANSACTIONS

         Under the 2006 Stock Incentive Plan, the occurrence of a "Change of Control" can affect options and other awards granted under the plan. Generally, the 2006 Stock Incentive Plan defines a "Change of Control" to include the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if immediately after the merger, consolidation or reorganization more than 50% of the combined voting power of the outstanding securities of each of the surviving entity and any direct or indirect parent is owned by persons who were not our shareholders immediately before the merger, consolidation or other reorganization. "Change of Control" also includes the sale, transfer or other disposition of all or substantially all of our assets. A transaction will not constitute a Change of Control if its sole purpose is to change the state of our incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction.

         If a "Change of Control" were to occur, our board of directors would determine, in its sole discretion, whether to accelerate any vested or unvested portion of any award. Additionally, if a Change of Control were to occur, any agreement between us and any other party to the Change of Control could provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2006 Stock Incentive Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (4) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

AMENDMENT AND TERMINATION

         Our board of directors (or committee designated by our board of directors) may amend the 2006 Stock Incentive Plan in any and all respects without shareholder approval, except as such shareholder approval may be required under applicable law or pursuant to the listing requirements of any national market system or securities exchange on which our equity securities may be listed or quoted. Unless sooner terminated by our board of directors, the plan will terminate on July 25, 2016.

TAX ASPECTS OF THE 2006 STOCK INCENTIVE PLAN

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the material federal income tax consequences to us and the participants in connection with the 2006 Stock Incentive Plan under existing applicable provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code") and the regulations adopted pursuant to the Code. This discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. Also, the discussion is limited to the tax implications of options, but not other types of awards under the plan. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

NONQUALIFIED STOCK OPTIONS

         A recipient will not have any taxable income at the time a nonqualified stock option ("NSO") is granted nor will we be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of common stock), and we will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

INCENTIVE STOCK OPTIONS

         A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code.

         If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a "disqualifying disposition," and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

         We are not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, we will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

AWARDS UNDER THE 2006 STOCK INCENTIVE PLAN

         Awards under the 2006 Stock Incentive Plan will be made by our board of directors (or compensation or other committee of our board of directors). Our board of directors does not currently have plans to grant stock options or other awards to any individual or group of individuals under the 2006 Stock Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information concerning our equity compensation plans as of December 31, 2005 (on a post-Reverse Split basis).

                                     NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE        NUMBER OF SECURITIES
                                      ISSUED UPON EXERCISE OF     EXERCISE PRICE OF      REMAINING AVAILABLE FOR
                                        OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     FUTURE ISSUANCE UNDER
                                        WARRANTS AND RIGHTS      WARRANTS AND RIGHTS    EQUITY COMPENSATION PLANS
                                     --------------------------  --------------------   -------------------------
Equity compensation plans
approved by security holders.....                 0                         0                        0

Equity compensation plans not
approved by security holders.....               464                    $34.91                        0
                                     --------------------------  --------------------   -------------------------
   Total.........................               464                    $34.91                        0
                                     ==========================  ====================   =========================

Information  regarding the 2006 Stock  Incentive  Plan is provided above in this
Information   Statement  under  the  heading  "Stock  Incentive  Plan,"  and  is incorporated herein by this reference.


                              AVAILABLE INFORMATION

         Please read all the sections of this Information Statement carefully. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 100 F

Street, N.E., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

         The following documents, which are on file with the Commission (Exchange Act File No. 000-27551) are incorporated in this Information Statement by reference and made a part hereof:

         (i) Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2005.

         (ii) Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006.

         (iii) Current Report on Form 8-K filed June 19, 2006, reporting the closing of the transactions contemplated by the Exchange Agreement with VMdirect, L.L.C.

         (iv) Current Report on Form 8-K filed May 25, 2006, reporting execution of the Exchange Agreement with VMdirect, L.L.C.

         (v) Current Report on Form 8-K filed April 4, 2006, reporting the entry into a letter of intent with VMdirect, L.L.C.

         (vi) Schedule 14f-1 Information Statement filed June 1, 2006, reporting the proposed change in control of the Company as a result of the acquisition of VMdirect, L.L.C.

         All documents filed by us with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 3035 East Patrick Lane, Suite 9, Las Vegas, Nevada 89120, and its telephone number is (702) 938-9300.


QORUS.COM, INC.

Las Vegas, Nevada
July 7, 2006

                                   EXHIBIT A

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                                 QORUS.COM, INC.

      Pursuant to Section 607.1006 of the Florida Business Corporation Act


         The undersigned, being the duly authorized Chief Executive Officer and President of QORUS.COM, INC., a Florida corporation (the "Corporation"), does hereby certify that:

         FIRST:  The name of the Corporation is Qorus.com, Inc.

         SECOND: In accordance with the applicable provisions of Section 607 of the Florida Business Corporation Act, the Board of Directors has duly adopted the following resolutions by unanimous consent of the directors dated June 22, 2006:

         RESOLVED FURTHER, that Article I of the Articles of Incorporation shall be amended in its entirety to read as follows:

                                "Article I - NAME

         The name of the Corporation is 'DigitalFX International, Inc.'"

         RESOLVED FURTHER, that the first paragraph of Article IV of the Articles of Incorporation shall be amended in its entirety to read as follows:

                 "ARTICLE IV - CAPITAL STOCK AND PREFERRED STOCK

         The Corporation shall be authorized to issue one hundred million (100,000,000) shares of common stock at one mill ($.001) par value and five million (5,000,000) shares of Preferred Stock at one cent ($.01) par value; part or all of the shares of Preferred Stock may be issued from time to time by the Board of Directors, without further action required by the stockholders; and such Preferred Stock may be convertible into shares of Common Stock, have cumulative dividends, be redeemable by the Corporation or contain such other terms and conditions as may be determined by said Board.

         Simultaneously with the effective date of the filing of this Articles of Amendment of the Articles of Incorporation (the "Effective Date"),
         (i) each share of Common Stock of the Corporation issued and outstanding or held as treasury shares immediately prior to the
         Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one-fiftieth of one share (0.02) of Common Stock, (ii) shareholders holding less than 100 shares of Old Common

         Stock as of the Effective Date shall not be affected by the Reverse Split, and (iii) shareholders holding 5,000 or fewer shares of Old Common Stock but at least 100 shares of Old Common Stock as of the Effective Date shall be provided special treatment such that after the Reverse Split, those holders will hold 100 shares of Common Stock. The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of all of such holder's stock certificates formerly representing shares of Old Common Stock, in lieu of such fractional share, one whole share of Common Stock."

         THIRD: Holders of the Corporation's Common Stock and Series A Convertible Preferred Stock, voting as a single group, and holders of the Corporation's Series A Convertible Preferred Stock, voting as a separate group, were entitled to vote on the amendments to the Articles.

         FOURTH: The aforesaid amendments to the Articles were duly approved by the written consent of the requisite percentage of holders of the Corporation's Common Stock and Series A Convertible Preferred Stock, voting as a single group, in accordance with the applicable provisions of Section 607 of the Florida Business Corporation Act, on June 22, 2006.

         FIFTH: The aforesaid amendments to the Articles were duly approved by the written consent of the requisite percentage of holders of the Corporation's Series A Convertible Preferred Stock, voting as a separate group, in accordance with the applicable provisions of Section 607 of the Florida Business Corporation Act, on June 22, 2006.



         IN WITNESS WHEREOF, the undersigned has executed this Articles of Amendment on this __ day of August, 2006.




QORUS.COM, INC.



By:
         ---------------------------------------------------
         Craig Ellins, Chief Executive Officer and President

                                   EXHIBIT B

                          DIGITALFX INTERNATIONAL, INC.
                            2006 STOCK INCENTIVE PLAN

              (Adopted by the Board of Directors on June 22,2006)

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.   ESTABLISHMENT AND PURPOSE.........................................1

SECTION 2.   DEFINITIONS.......................................................1

     (a)     "Affiliate".......................................................1
     (b)     "Award"...........................................................1
     (c)     "Board of Directors"..............................................1
     (d)     "Change in Control"...............................................1
     (e)     "Code"............................................................2
     (f)     "Company".........................................................2
     (g)     "Consultant"......................................................2
     (h)     "Employee"........................................................2
     (i)     "Exchange Act"....................................................3
     (j)     "Exercise Price"..................................................3
     (k)     "Fair Market Value"...............................................3
     (l)     "ISO".............................................................3
     (m)     "Nonstatutory Option" or "NSO"....................................3
     (n)     "Offeree".........................................................3
     (o)     "Option"..........................................................3
     (p)     "Optionee"........................................................3
     (q)     "Outside Director"................................................4
     (r)     "Parent"..........................................................4
     (s)     "Participant".....................................................4
     (t)     "Plan"............................................................4
     (u)     "Post-Reverse Split Basis"........................................4
     (v)     "Purchase Price"..................................................4
     (w)     "Restricted Share"................................................4
     (x)     "Restricted Share Agreement"......................................4
     (y)     "SAR".............................................................4
     (z)     "SAR Agreement"...................................................4
     (aa)    "Service".........................................................4
     (bb)    "Share"...........................................................4
     (cc)    "Stock"...........................................................4
     (dd)    "Stock Option Agreement"..........................................4
     (ee)    "Stock Unit"......................................................4
     (ff)    "Stock Unit Agreement"............................................5
     (gg)    "Subsidiary"......................................................5

SECTION 3.   ADMINISTRATION....................................................5

     (a)     General; Committee Composition....................................5
     (b)     Committee for Non-Officer Grants..................................5
     (c)     Committee Procedures..............................................5
     (d)     Administrator Responsibilities....................................5

SECTION 4.   ELIGIBILITY.......................................................7

     (a)     General Rule......................................................7
     (b)     Ten-Percent Shareholders..........................................7
     (c)     Attribution Rules.................................................7
     (d)     Outstanding Stock.................................................7

SECTION 5.   STOCK SUBJECT TO PLAN.............................................7

     (a)     Basic Limitation..................................................7
     (b)     Award Limitation..................................................7
     (c)     Additional Shares.................................................8

SECTION 6.   RESTRICTED SHARES.................................................8

     (a)     Restricted Stock Agreement........................................8
     (b)     Payment for Awards................................................8
     (c)     Vesting...........................................................8
     (d)     Voting and Dividend Rights........................................8
     (e)     Restrictions on Transfer of Shares................................8

SECTION 7.   TERMS AND CONDITIONS OF OPTIONS...................................9

     (a)     Stock Option Agreement............................................9
     (b)     Number of Shares..................................................9
     (c)     Exercise Price....................................................9
     (d)     Withholding Taxes.................................................9
     (e)     Exercisability and Term...........................................9
     (f)     Exercise of Options..............................................10
     (g)     Effect of Change in Control......................................10
     (h)     Leaves of Absence................................................10
     (i)     No Rights as a Shareholder.......................................10
     (j)     Modification, Extension and Renewal of Options...................10
     (k)     Restrictions on Transfer of Shares...............................10
     (l)     Buyout Provisions................................................11

SECTION 8.   PAYMENT FOR SHARES...............................................11

     (a)     General Rule.....................................................11
     (b)     Surrender of Stock...............................................11
     (c)     Services Rendered................................................11
     (d)     Cashless Exercise................................................11
     (e)     Exercise/Pledge..................................................11
     (f)     Promissory Note..................................................11
     (g)     Other Forms of Payment...........................................11
     (h)     Limitations under Applicable Law.................................12

SECTION 9.   STOCK APPRECIATION RIGHTS........................................12

     (a)     SAR Agreement....................................................12
     (b)     Number of Shares.................................................12
     (c)     Exercise Price...................................................12
     (d)     Exercisability and Term..........................................12
     (e)     Effect of Change in Control......................................12
     (f)     Exercise of SARs.................................................12
     (g)     Modification or Assumption of SARs...............................13

SECTION 10.  STOCK UNITS......................................................13

     (a)     Stock Unit Agreement.............................................13
     (b)     Payment for Awards...............................................13
     (c)     Vesting Conditions...............................................13
     (d)     Voting and Dividend Rights.......................................13
     (e)     Form and Time of Settlement of Stock Units.......................13
     (f)     Death of Recipient...............................................14
     (g)     Creditors' Rights................................................14

SECTION 11.  ADJUSTMENT OF SHARES.............................................14

     (a)     Adjustments......................................................14
     (b)     Dissolution or Liquidation.......................................14
     (c)     Reorganizations..................................................15
     (d)     Reservation of Rights............................................15

SECTION 12.  DEFERRAL OF AWARDS...............................................15

SECTION 13.  AWARDS UNDER OTHER PLANS.........................................16

SECTION 14.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.........................16

     (a)     Effective Date...................................................16
     (b)     Elections to Receive NSOs, Restricted Shares or Stock Units......16
     (c)     Number and Terms of NSOs, Restricted Shares or Stock Units.......16

SECTION 15.  LEGAL AND REGULATORY REQUIREMENTS................................16

SECTION 16.  WITHHOLDING TAXES................................................17

     (a)     General..........................................................17
     (b)     Share Withholding................................................17

SECTION 17.  OTHER PROVISIONS APPLICABLE TO AWARDS............................17

     (a)     Transferability..................................................17
     (b)     Qualifying Performance Criteria..................................17

SECTION 18.  NO EMPLOYMENT RIGHTS.............................................18

SECTION 19.  DURATION AND AMENDMENTS..........................................18

     (a)     Term of the Plan.................................................18
     (b)     Right to Amend or Terminate the Plan.............................18
     (c)     Effect of Termination............................................18

SECTION 20.  EXECUTION........................................................18

                          DIGITALFX INTERNATIONAL, INC.

                            2006 STOCK INCENTIVE PLAN



SECTION 1.   ESTABLISHMENT AND PURPOSE.

         The Plan (as hereinafter defined) was adopted by the Board of Directors on June 22, 2006, and shall become effective as of August 1, 2006 (the "Effective Date"). The purpose of the Plan is to promote the long-term success of the Company (as hereinafter defined) and the creation of shareholder value by
(a) encouraging Employees (as hereinafter defined), Outside Directors (as hereinafter defined) and Consultants (as hereinafter defined) to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and
(c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards (as hereinafter defined) in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights. The Plan shall be administered by the Administrator, as provided in Section 3 hereof. For the purposes hereof, "Administrator" shall mean the Board of Directors (as defined hereinafter) or any committee authorized by the Board of Directors to administer the Plan, pursuant to the terms hereof.

SECTION 2.   DEFINITIONS.

         (a) "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

         (b) "Award" shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

         (c) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (d) "Change in Control" shall mean the occurrence of any of the following events:

                  (i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

                           (A) Had been directors of the Company on the "look-back date" (as defined below) (the "original directors"); or

                           (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors"); or

                  (ii) Any "person" (as defined below) who by the acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; or

                  (iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                  (iv) The sale, transfer or other disposition of all or substantially all of the Company's assets.

         For purposes of subsection (d)(i) above, the term "look-back" date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

         For purposes of subsection (d)(ii) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and
(2) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock.

         Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (f)      "Company" shall mean DigitalFX International, Inc.

         (g) "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee.

         (h) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Exercise Price" shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

         (k) "Fair Market Value" with respect to a Share, shall mean the market price of one Share of Stock, determined by the Administrator as follows:

                  (i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                  (ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

                  (iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate.

                  In all cases, the determination of Fair Market Value by the Administrator shall be conclusive and binding on all persons.

         (l) "ISO" shall mean an employee incentive stock option described in Section 422 of the Code.

         (m) "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

         (n) "Offeree" shall mean an individual to whom the Administrator has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (o) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (p) "Optionee" shall mean an individual or estate who holds an Option or SAR.

         (q) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

         (r) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

         (s) "Participant" shall mean an individual or estate who holds an Award.

         (t) "Plan" shall mean this DigitalFX International, Inc. 2006 Stock Incentive Plan, as amended from time to time.

         (u) "Post-Reverse Split Basis" shall mean subsequent to the consummation on or about August 1, 2006, of a reverse stock split by the Company of the outstanding Stock whereby each holder of Stock receives one (1) Share for each fifty (50) Shares held by such holder.

         (v) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Administrator.

         (w)      "Restricted Share" shall mean a Share awarded under the Plan.

         (x) "Restricted Share Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

         (y) "SAR" shall mean a stock appreciation right granted under the Plan.

         (z) "SAR Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

         (aa) "Service" shall mean service as an Employee, Consultant or Outside Director.

         (bb) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

         (cc)     "Stock" shall mean the Common Stock of the Company.

         (dd) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

         (ee) "Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

         (ff) "Stock Unit Agreement" shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

         (gg) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3.   ADMINISTRATION.

         (a) General; Committee Composition. The Plan shall be administered by the Board of Directors. The Board of Directors may also designate a committee of the Board of Directors to administer the Plan, which committee shall consist of two or more directors of the Company, who shall be appointed by the Board of Directors. In addition, to the extent that the Company has a class of stock registered under Section 12 of the Exchange Act or is subject to the reporting obligations under Section 13(a) or Section 15(d) of the Exchange Act, the composition of the committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

         (b) Committee for Non-Officer Grants. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under
                  Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

         (c) Committee Procedures. The Board of Directors shall designate one of the members of each committee provided for hereunder as chairman. Each committee may hold meetings at such times and places as it shall determine. The acts of a majority of a committee's members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all of a committee's members, shall be valid acts of such committee.

         (d) Administrator Responsibilities. Subject to the provisions of the Plan, the Administrator shall have full authority and discretion to take the following actions:

                  (i)      To interpret the Plan and to apply its provisions;

                  (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

                  (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

                  (iv) To determine when Awards are to be granted under the Plan;

                  (v)      To select the Offerees and Optionees;

                  (vi) To determine the number of Shares to be made subject to each Award;

                  (vii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

                  (viii) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant's rights or obligations would be materially impaired;

                  (ix) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

                  (x) To determine the disposition of each Award or other right under the Plan in the event of a Participant's divorce or dissolution of marriage;

                  (xi) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

                  (xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

                  (xiii) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

                  (xiv)    To  take  any  other  actions  deemed   necessary  or
                           advisable for the administration of the Plan.

                  Subject to the requirements of applicable law, the Administrator may designate persons other than members of the Administrator to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Administrator may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Administrator shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Administrator shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.   ELIGIBILITY.

         (a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

         (b) Ten-Percent Shareholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

         (c) Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

         (d)      Outstanding   Stock.  For  purposes  of  Section  4(b)  above,
                  "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.   STOCK SUBJECT TO PLAN.

         (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed One Million Five Hundred Thirty-Seven Thousand Five Hundred One (1,537,501) Shares on a Post-Reverse Split Basis, plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning January 1, 2007, in each case in an amount equal to the lesser of (i) 1,000,000 Shares, (ii) 5% of the outstanding Shares on the last day of the immediately preceding year, or (iii) an amount determined by the Board of Directors. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) Award Limitation. Subject to the provisions of Section 11, and without limiting the powers of the Board of Directors, the Board of Directors may limit the number of Shares underlying or relating to Options, SARs, Restricted Shares or Stock Units that a Participant may receive under the Plan in any calendar year, or place any other limitations on the number and types of Awards (or the Shares underlying or relating to Awards) that may be granted to a Participant under the Plan.

         (c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6.   RESTRICTED SHARES.

         (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Administrator may determine.

         (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Administrator may determine, at the time of granting
                  Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

         (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

         (e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.   TERMS AND CONDITIONS OF OPTIONS.

         (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

         (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with
                  Section 11.

         (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, a Stock Option Agreement may specify that the exercise price of an NSO may vary in accordance with a predetermined formula. Subject to the foregoing in this
                  Section 7(c), the Exercise Price under any Option shall be determined by the Administrator at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

         (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

         (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Administrator at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

         (f) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

         (g) Effect of Change in Control. The Administrator may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

         (h) Leaves of Absence. An Employee's Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee's Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

         (i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

         (j) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Administrator may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

         (k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

         (l) Buyout Provisions. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

SECTION 8.   PAYMENT FOR SHARES.

         (a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through
                  Section 8(g) below.

         (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         (c) Services Rendered. At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Administrator shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

         (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

         (e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

         (f) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

         (g) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (h) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Administrator in its sole discretion.

SECTION 9.   STOCK APPRECIATION RIGHTS.

         (a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

         (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         (e) Effect of Change in Control. The Administrator may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

         (f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or
                  (c) a combination of Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

         (g) Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

SECTION 10.  STOCK UNITS.

         (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

         (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

         (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Administrator may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

         (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Administrator's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

         (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.
                  Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

         (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         (g) Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11.  ADJUSTMENT OF SHARES.

         (a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

                  (ii)     The limitations set forth in Sections 5(a) and (b);

                  (iii) The number of Shares covered by each outstanding Option and SAR;

                  (iv) The Exercise Price under each outstanding Option and SAR; or

                  (v) The number of Stock Units included in any prior Award which has not yet been settled.

                  Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

         (c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

                  (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

                  (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

                  (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

                  (iv)     Full   exercisability   or  vesting  and  accelerated
                           expiration of the outstanding Awards; or

                  (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

         (d) Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12.  DEFERRAL OF AWARDS.

         The Administrator (in its sole discretion) may permit or require a Participant to:

         (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

         (b)      Have  Shares  that  otherwise   would  be  delivered  to  such
                  Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

         (c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

         A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13.  AWARDS UNDER OTHER PLANS.

         The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under
Section 5.

SECTION 14.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

         (a)      Effective  Date.  No  provision  of this  Section  14 shall be
                  effective   unless  and  until  the  Board  of  Directors  has
                  determined to implement such provision.

         (b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company, if any, in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board of Directors. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

         (c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Directors. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board of Directors.

SECTION 15.  LEGAL AND REGULATORY REQUIREMENTS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16.  WITHHOLDING TAXES.

         (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

         (b) Share Withholding. The Administrator may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17.  OTHER PROVISIONS APPLICABLE TO AWARDS.

         (a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Administrator) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with
                  Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

         (b) Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the Administrator in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization,
                  (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares ("Qualifying Performance Criteria"). The Administrator may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or


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


                  claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements' discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year. The Administrator shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Administrator may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

SECTION 18.  NO EMPLOYMENT RIGHTS.

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 19.  DURATION AND AMENDMENTS.

         (a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on July 31, 2016 and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

         (c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 20.  EXECUTION.

         To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                           DIGITALFX INTERNATIONAL, INC.


                           By:  /s/ Craig Ellins
                                ----------------------------------------------
                                Craig Ellins
                                Chairman, Chief Executive Officer & President


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